CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
Net changes in fair value of cash flow hedges, taxes	$ (21,384)	$ (42,542)	$ (15,929)
Change in unrealized appreciation securities available for sale, tax	219	(138)	(149)
Compensation expenses, debt issue cost and other expenses	$ (8,000)	$ 2,825	$ 3,305